General	6 Months Ended
Jun. 30, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
General

NOTE 1:-	GENERAL

a.	RADA Electronic Industries Ltd. (the “Company”) is an Israeli based defense electronics contractor that specialize in the development, manufacture and sale of data recording and management systems (such as digital video and data recorders, ground debriefing stations, head-up display cameras), inertial navigation systems for air and land applications, avionics solutions (such as aircraft upgrades, avionics for unmanned aircraft vehicles (“UAVs”), store management systems and interface computers) and land radar for defense forces and border protection applications (active protective systems for armored fighting vehicles, hostile fire detection and perimeter surveillance). The Company also provides test and repair services using its CATS testers and test program sets for commercial aviation electronic systems mainly through its Chinese subsidiary.

The Company operates a test and repair shop using its Automated Test Equipment (“ATE”) products in Beijing, China, through its 80% owned Chinese subsidiary, Beijing Huari Aircraft Components Maintenance and Services Co. Ltd. (“CACS” or the “subsidiary”). CACS was established with a Chinese third party, which owns the remaining 20% equity interest. (see Note 1b).

The Company is organized and operates as one operating segment.

b.	Discontinued operations

During 2016, the Company committed to a plan to sell its test and repair services activity (provide through the Company’s 80% owned subsidiary, CACS) in order to focus in its core business.

The results of the discontinued operations including prior periods’ comparable results, assets and liabilities which have been retroactively included in discontinued operations as separate line items in the statements of operations and balance sheets are presented below:

	Six months ended June 30,
	2017	2016
	Unaudited

Revenues	737	393
Cost of sales	586	297
Operating expenses	94	115
Operating income (loss)	57	(19)
Finance income (expenses), net	4	(1)
Taxes on Income	21	2

Net income (loss)	40	(22)

The major classes of assets and liabilities that were classified as discontinued operations were:

	June 30, 2017	December 31, 2016
	Unaudited

Cash and cash equivalents	$754	$1,159
Trade receivables	749	244
Other accounts receivable and prepaid expenses	22	6
Inventories	849	845
Property, plant and equipment, Net	186	266

Total assets of discontinued operations	$2,560	$2,520

Trade payables	14	54
Accrued expenses and other liabilities	272	211

Total liabilities of discontinued operations	$286	$265

c.	Revenues from major customers accounted for 74% and 80% of total revenues for the six month periods ended June 30, 2017 and 2016, respectively (see Note 11c).

d.	Liquidity and Capital Resources:

On May 15, 2016, the Company’s shareholders approved an investment transaction with a new investor (the “Investor”) after which the Investor became a controlling shareholder of the Company. The Company issued 8,510,638 Ordinary shares in consideration for an aggregate amount of approximately $4,000, or a price per each share of $0.47 (the “Initial Investment”). The Company has also issued to the Investor, warrants to purchase: (i) 4,255,319 Ordinary shares at an exercise price per Ordinary share of $0.47 (resulting in an aggregate exercise price of $2,000) exercisable for a period of 24 months following the date of the Initial Investment and (ii) 3,636,363 Ordinary shares at an exercise price per Ordinary share of $0.55 (resulting in an aggregate exercise price of $2,000) exercisable for a period of 48 months following the date of the Initial Investment (collectively: the “Warrants”).

In addition, as part of the investment transaction, the Investor agreed to grant the Company an option, exercisable in the discretion of either the Investor or the Company, to obtain a convertible loan from the Investor in the principal amount of up to $3,175, which may be used solely for the purpose of the repayment of the outstanding convertible loan and accrued interest to its former controlling shareholder due on August 31, 2016.

On June 16, 2016, the Company obtained the loan from the Investor and repaid the outstanding loan balance owed to its former controlling shareholder in the amount of $2,988, including accrued interest of $247.

During the term of the loan, the Investor will have the right, but not the obligation, at its sole discretion, to convert the then remaining convertible loan amount into Ordinary shares, par value NIS 0.03, at a price per share equal to the lower of: (i) $2.40, or (ii) a five percent (5%) discount to the FMV (the average of the closing prices of the Company’s Ordinary shares over the five (5) consecutive trading days ending on the last trading day prior to the date of conversion), but in no event less than $0.47.

In August and November 2016, the Investor exercised warrants to purchase an aggregate of 2,659,575 Ordinary shares, at an exercise price of $0.47 per share, for an aggregate total consideration of $1,250.

On November 15, 2016, the Company completed a $2,000 registered direct offering of 1,904,762 Ordinary shares at a price per share of $1.05 to an Institutional investor.

During January and August 2017, the Investor exercised warrants to purchase 1,595,744 Ordinary shares at an exercise price per share of $0.47, for a total consideration of $750.

In August 2017, the Company announced that it has received and accepted purchase offers from several Israeli institutional investors to purchase 4,604,500 Ordinary shares for $2.15 per Ordinary share, or approximately $9.9 million in the aggregate.

In August 2017, the Investor converted the convertible loan (see also Note 7) into 1,322,917 Ordinary shares pursuant to a convertible loan agreement dated May 16, 2016. The conversion price was $2.40 per share.

In September 2017, the Investor exercised warrants to purchase 818,182 Ordinary shares at an exercise price per share of $0.55, for a total consideration of $450.

Since incorporation, the Company has incurred an accumulated deficit of $78,480. As of

June 30, 2017, the Company’s cash position (cash and cash equivalents) totaled approximately $2,083 (including cash and cash equivalents attributable to the discontinued operations). In addition, for the years ended December 31, 2016 and 2015, the Company had recurring losses and negative cash flow from operating activity. The Company’s current operating plan includes various assumptions concerning the level and timing of cash receipts from existing and anticipated orders in 2017, current credit facilities available, the abovementioned Initial Investment and cash outflow from operating activity and capital expenditures. Management believes that these funds are sufficient for the Company and its subsidiaries to meet their obligations as they come due at least for a period of twelve months from the date of issuance of the condensed interim consolidated financial statements.